UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2003 (April 21, 2003)

DIVERSA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-29173	22-3297375
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4955 DIRECTORS PLACE

SAN DIEGO, CALIFORNIA 92121

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 526-5000

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

99.1 Press release of Diversa Corporation dated April 21, 2003,.

Item 9. Regulation FD Disclosure.

On April 21, 2003, Diversa Corporation (the “Company”) issued a press release announcing the Company’s financial results for the quarter ended March 31, 2003. In addition to disclosing results that are determined in accordance with Generally Accepted Accounting Principles (GAAP), the Company also discloses pro forma or non-GAAP results of operations that exclude certain adjustments associated with the Company’s February 2003 acquisition of intellectual property rights licenses and property and equipment from Syngenta Participations AG and its wholly-owned subsidiary, the Torrey Mesa Research Institute, respectively. The Company is presenting pro forma information excluding the effects of this acquisition because the Company believes it is useful for investors in assessing the Company’s operating results compared to prior year. A copy of the release is furnished with this report as an exhibit pursuant to “Item 12. Results of Operations and Financial Condition” of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Exhibits.
99.1	Press Release of Diversa Corporation dated April 21, 2003.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIVERSA CORPORATION

Dated: April 23, 2003	By:	/s/ KARIN EASTHAM
Karin Eastham Senior Vice President, Finance, Chief Financial Officer and Secretary

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INDEX TO EXHIBITS

99.1	Press Release of Diversa Corporation dated April 21, 2003.